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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 2, 2007

REAL ESTATE REFERRAL CENTER INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52720	None
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

279 Midpark Way SE, Suite 102
Calgary, Alberta T2X 1M2
(Address of principal executive offices and Zip Code)

(403) 615-8917
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

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ITEM 7.01      REGULATION FD DISCLOSURE

     On October 2, 2007, the Company announced that it had cancelled its plan to acquire 100 percent of the outstanding shares of Loyalty Source, Inc., a Delaware Corporation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

	Exhibits	Document Description

	99.1	Press release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 4th day of October, 2007.

REAL ESTATE REFERRAL CENTER INC.

BY:   LISA MCINTOSH
         Lisa McIntosh, President, Principal Executive
         Officer, Treasurer, Principal Financial Officer, and
         Principal Accounting Officer

 EXHIBIT INDEX

Exhibits	Document Description

99.1	Press release